AMENDMENT NO. 1

                                       TO

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                THE PANTRY, INC.,

                          FS EQUITY PARTNERS III, L.P.,

                           FS EQUITY PARTNERS IV, L.P.

                     FS EQUITY PARTNERS INTERNATIONAL, L.P.,

                         CHASE MANHATTAN CAPITAL, L.P.,

                           CB CAPITAL INVESTORS, L.P.,

                                BASEBALL PARTNERS

                                       and

                                 PETER J. SODINI









                                  June 1, 1999

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


      THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into as of June 1, 1999 by and between The Pantry, Inc., a Delaware corporation (the "Company"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners IV, L.P., a Delaware limited partnership ("FSEP IV"), FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International;" FSEP III, FSEP IV and FSEP International are sometimes collectively referred to herein as the "FS Entities"), Peter J. Sodini, an individual ("Sodini"), Chase Manhattan Capital, L.P., a Delaware limited partnership, as successor-in-interest to Chase Manhattan Capital Corporation, a Delaware corporation ("Chase"), CB Capital Investors, L.P., a Delaware limited partnership ("CBC"), and Baseball Partners, a New York general partnership ("BP;" Chase, CBC and BP are sometimes collectively referred to herein as the "Chase Entities"). The FS Entities, the Chase Entities and Sodini are sometimes collectively referred to as the "Holders" and individually as the "Holder."


                                 R E C I T A L S

      A. The Company, FSEP III, FSEP International, Chase, CBC and BP have previously entered into an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") dated as of July 2, 1998 with respect to an aggregate of Two Hundred Twenty-Nine Thousand Five Hundred Seven (229,507) shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), held by such parties;

      B. Section 17 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended by written instrument executed by the Company and the holders of at least fifty percent (50%) of the Registrable Securities, as defined therein, (i) held by the FSEP III and FSEP International and (ii) held by the Chase Entities;

      C. FSEP III, FSEP International and the Chase Entities collectively own at least fifty percent (50%) of the Registrable Securities, as defined in the Registration Rights Agreement, held by each of FSEP III and FSEP International and the Chase Entities, and hereby desire to amend the Registration Rights Agreement as more particularly set forth herein; and

      D. The Board of Directors of the Company (the "Board") has approved this Amendment upon the terms and subject to the conditions set forth herein.

                                A M E N D M E N T

            1. Section 9, Restrictions on Public Sale by the Company and Others, is hereby amended to read in its entirety as follows:

                        "The Company shall not effect any public sale or
            distribution of any of its equity securities, or cause to be effected any other registration of such securities (other than securities issued pursuant to an employee benefit plan), during the fourteen (14) business days prior to, and during the one hundred twenty (120)-day period beginning on the effective date of a registration statement covering the Registrable Securities.

            2. The FS Entities, the Chase Entities and Sodini hereby waive any preemptive rights that may have been granted to any of them under any registration rights agreement entered into by the Chase Entities and the Company with respect to any issuance of capital stock or warrants to purchase common stock by the Company.

            3. The parties hereby waive the requirement that the Company cause each holder of its equity securities after November 30, 1995 to agree not to effect any public sale or distribution of any securities the during the one hundred twenty (120)-day period beginning on the effective date of a registration statement covering Registrable Securities.

            4. Except as amended hereby, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

            5. All capitalized terms not defined herein shall have the meanings set forth in the Registration Rights Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by an officer or partner thereunto duly authorized, all as of the date first written above.

                                     THE PANTRY, INC.,
                                     a Delaware corporation


                                     By:  /s/ Peter J. Sodini
                                          -------------------------------------
                                          Peter J. Sodini
                                          President and Chief Executive Officer


                                     FS EQUITY PARTNERS III, L.P.,
                                     a Delaware limited partnership

                                     By:   FS Capital Partners, L.P.
                                           Its:  General Partner

                                           By:   FS Holdings, Inc.
                                                 Its:  General Partner

                                                 By:  /s/ Charles P. Rullman
                                                    -------------------------
                                                      Charles P. Rullman
                                                      Title:
                                                            ------------------

                                     FS EQUITY PARTNERS IV, L.P.,
                                     a Delaware limited partnership

                                     By:   FS Capital Partners LLC
                                           Its:  General Partner

                                           By:  /s/ Charles P. Rullman
                                                ---------------------------
                                                Charles P. Rullman
                                                Title:
                                                      ----------------------



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                     FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                                     a Delaware limited partnership

                                     By:   FS&Co. International, L.P.
                                           Its:  General Partner

                                           By:   FS International Holdings
                                                 Limited
                                                 Its:  General Partner


                                                 By:  /s/ Charles P. Rullman
                                                      ------------------------
                                                      Charles P. Rullman
                                                      Title:
                                                            ------------------

                                     CHASE MANHATTAN CAPITAL, L.P.
                                     a Delaware limited partnership


                                     By:  /s/ Christopher M. Behrens
                                          ----------------------------
                                          Christopher M. Behrens
                                          Title:
                                                ---------------------

                                     CB CAPITAL INVESTORS, L.P.,
                                     a Delaware limited partnership

                                     By:   CB Capital Investors, Inc.
                                     Its:  General Partners


                                           By:  /s/ Christopher M. Behrens
                                                ---------------------------
                                                Christopher M. Behrens
                                                Title:
                                                       --------------------



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                     BASEBALL PARTNERS,
                                     a New York general partnership


                                     By:  /s/ Christopher M. Behrens
                                          ----------------------------
                                          Christopher M. Behrens
                                          General Partner


                                     PETER J. SODINI


                                       /s/ Peter J. Sodini
                                     ---------------------------------
                                     Peter J. Sodini